Exhibit 24

POWER OF ATTORNEY

Know by all these present, that the undersigned hereby constitutes and appoints Denise Smyth, Jason R. Wolfersberger of Nelson Mullins Riley & Scarborough, LLP, or Merrill Corporation as the undersigned’s true and lawful attorney-in-fact:

1)             to execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director, and/or 10% shareholder of:

First Century Bancorp (the “company”)
Employer Identification Number: 58-2554464
Street:	807 Dorsey Street
City:	Gainesville
State:	Georgia
Zip:	30501
Phone Number: 770-297-8060

Primary Contacts Full Name:  Big Rock Enterprises, Inc. / 10% owner, by William M. Evans, Jr. as President the SEC’s Form ID to obtain Edgar filing codes in addition to Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and Schedule 13D or G under the Securities Exchange Act of 1934 and the rules thereunder;

2)             to do and perform any and all acts for an on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form ID, Form 3, 4, or 5, Schedule 13 D or G and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)             to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 and Schedule 13 D or G with respect to the undersigned’s holdings of and transactions in securities issued by the company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

{Signature on next page}

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 2010.

Big Rock Enterprises, Inc. — by William M. Evans, Jr. as President

/s/ William M. Evans, Jr.
Signature

Print Name:	Big Rock Enterprises, Inc. — by William M. Evans, Jr. as President

If applicable, please print full name and position with First Century Bancorp:

Big Rock Enterprises, Inc. — 10% owner

POWER OF ATTORNEY

Know by all these present, that the undersigned hereby constitutes and appoints Denise Smyth, Jason R. Wolfersberger of Nelson Mullins Riley & Scarborough, LLP, or Merrill Corporation as the undersigned’s true and lawful attorney-in-fact:

1)             to execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director, and/or 10% shareholder of:

First Century Bancorp (the “company”)
Employer Identification Number: 58-2554464
Street:	807 Dorsey Street
City:	Gainesville
State:	Georgia
Zip:	30501
Phone Number: 770-297-8060

Primary Contacts Full Name:  Silver Hill Enterprises, LP / 10% owner, by Big Rock Enterprises as General Partner, signed by William M. Evans, Jr. as President of the General Partner

the SEC’s Form ID to obtain Edgar filing codes in addition to Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and Schedule 13D or G under the Securities Exchange Act of 1934 and the rules thereunder;

2)             to do and perform any and all acts for an on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form ID, Form 3, 4, or 5, Schedule 13 D or G and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3)             to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 and Schedule 13 D or G with respect to the undersigned’s holdings of and transactions in securities issued by the company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

{Signature on next page}

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 2010.

Silver Hill Enterprises, LP - 10% owner, by Big Rock Enterprises as General Partner, signed by
William M. Evans, Jr. as President of the General Partner

/s/ William M. Evans, Jr.
Signature

Print Name:	Silver Hill Enterprises, LP / 10% owner, by Big Rock Enterprises as General
Partner, signed by William M. Evans, Jr. as President of the General Partner

If applicable, please print full name and position with First Century Bancorp:

Silver Hill Enterprises, LP — 10% owner